LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENT DATED JUNE 21, 2024

TO PROSPECTUS DATED MAY 1, 2024

On page 24 of the Prospectus, replace BNY Mellon Asset Servicing (US) Inc. (“BNY Mellon”) of Pittsburgh, Pennsylvania with Ultimus Fund Solutions, LLC (“UFS”) of Cincinnati, Ohio and replace BNY Mellon with UFS wherever mentioned in the Prospectus.

On pages 25 and 28 of the Prospectus, replace the overnight and regular mail addresses with the following:

Overnight:	U.S. Mail:
Longleaf Partners Funds	Longleaf Partners Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
4221 N 203rd St., Suite 100	P.O. Box 541150
Elkhorn, NE 68022	Omaha, NE 68154-9150

On page 25 replace the wire instructions and identity of the Fund information with the following:

First National Bank of Omaha

Omaha, NE

ABA# 104000016

Longleaf Funds

DDA# 733835283

Identity of the Fund (fund numbers no longer required):

LLPFX – Partners

LLSCX – Small-Cap

LLINX – International

LLGLX – Global

On page 25, add the following regarding opening accounts online:

You can open a new account at southeasternasset.com. In order to complete an online purchase, you will need to provide electronic bank transfer instructions and certain identification information. There is a limit of $100,000 per day for online purchase transactions through our website. Certain account types are not available for online account access.